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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): JANUARY 7, 2001

                                    eBAY Inc.
                              --------------------

             (Exact name of registrant as specified in its charter)

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
            DELAWARE                  000-24821               77-0430924
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
(State or other jurisdiction of      (Commission           (I.R.S. Employer
         incorporation)              File Number)        Identification No.)
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                              2145 HAMILTON AVENUE
                               SAN JOSE, CA 95125
                              --------------------

                    (Address of principal executive offices)

                                 (408) 558-7400
                              --------------------

              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

        On January 7, 2001, eBay Inc. (the "Company") issued a press release announcing that it had signed an agreement to acquire a majority stake in Internet Auction Co. Ltd., a Korean auction-style web site, which is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Risks Relating to the Internet Auction Co. Ltd. Transaction and the Korean and Asian Economic Environment

        The press release filed herewith as Exhibit 99.1 contains forward-looking statements that involve risks and uncertainties. Actual results could differ materially from those discussed. Factors that could cause or contribute to such differences include, but are not limited to, the receipt and timing of shareholder, governmental, and regulatory approvals for the transaction, the possibility that the transaction will not close, the reaction of the users and suppliers of each service to the transaction, the future growth of the Internet Auction service and the reaction of competitors to the transaction. Additional risk factors include the recent migration of Internet Auction to a new technological platform, the reliance of the company on external service providers, the need to coordinate strategy and resources between the two companies, the acceptance of Internet Auction's newer businesses by its customer base, as well as the contemplated integration of each company's accounting, management information, human resource and other administrative systems to permit effective management. Factors related to international expansion that could cause or contribute to such differences include, but are not limited to, foreign currency exchange rate and interest rate fluctuation, and regulatory, political and economic conditions in Korea and other areas of Asia. Korea has also been subject to increased economic instability in recent years due in part to its reliance on export demand from developed countries, relatively high levels of corporate insolvencies, restructurings and non-performing debt. In addition, relations between South Korea and North Korea have been tense since the end of the Korean War. Though relations between the countries have recently improved, we cannot assure you as to whether or when this situation will be resolved or change abruptly as a result of current or future events. More information about risks related to this transaction is included in the Company's Form 10-Q for the period ended September 30, 2000 under the headings "Risk Factors-Acquisitions could result in dilution, operating difficulties and other harmful consequences" and "Risk Factors-There are many risks associated with our international operations."

Risks Relating to Possible California Power Outages

        The state of California is currently experiencing a chronic shortage of power and, as a result, power outages may occur. Repeated or lengthy power outages would likely adversely affect the Company's business.


ITEM 7.

EXHIBIT NO.           DESCRIPTION

   99.1               Press Release dated January 7, 2001.


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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  January 12, 2001             EBAY INC.



                                    By:  /s/ Margaret C. Whitman
                                        ----------------------------------------
                                             Margaret C. Whitman
                                             President, Chief Executive Officer
                                             and Director
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                                 EXHIBIT INDEX

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EXHIBIT NUMBER        DESCRIPTION
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
   99.1               Press Release dated January 7, 2001.
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